March 31, 2006

The Bowen, Hanes Investment Trust
A series of Professionally Managed Portfolios
Supplement to Prospectus dated
July 29, 2005

The investment advisor to The Bowen, Hanes Investment Trust (“the Fund”) and the Board of Trustees of Professionally Managed Portfolios (the “Trustees”) have determined to liquidate the Fund. On April 28, 2006, the Fund will be redeeming all accounts.

In preparation for the dissolution of the Fund, the investment advisor is no longer actively investing the Fund’s portfolio and the Fund’s assets are currently held in cash and cash equivalents. Shareholders of the Fund may redeem their investments as described in the Fund’s prospectus. Accounts not redeemed by April 27, 2006 will automatically be redeemed and cash proceeds, subject to any required withholdings, will be sent to the address of record.

The investment advisor and the Trustees are appreciative of your support.

Please contact the Fund at 1-866-697-7858 if you have any questions.

Please retain this Supplement with the Prospectus.
The date of this Supplement is March 31, 2006